UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 30, 2013

McDONALD’S CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One McDonald’s Plaza

Oak Brook, Illinois

(Address of Principal Executive Offices)

60523

(Zip Code)

(Registrant’s telephone number, including area code): (630) 623-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On January 30, 2013, McDonald’s Corporation issued an Investor Release announcing that on the same day the Board of Directors declared a quarterly cash dividend. A copy of the Investor Release is attached as Exhibit 99 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99	Investor Release of McDonald’s Corporation issued January 30, 2013: McDonald’s Announces Quarterly Cash Dividend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION
(Registrant)

Date: January 31, 2013	By:	/s/ Denise A. Horne
Denise A. Horne
Corporate Vice President—
Associate General Counsel and Assistant Secretary

Exhibit Index

Exhibit No. 99	Investor Release of McDonald’s Corporation issued January 30, 2013: McDonald’s Announces Quarterly Cash Dividend